Exhibit 1.1

Pershing Square Inc.

[●] Shares of Common Stock

$0.001 Par Value Per Share

UNDERWRITING AGREEMENT

[●], 2026

UNDERWRITING AGREEMENT

[●], 2026

Citigroup Global Markets Inc.
UBS Securities LLC
BofA Securities, Inc.
Jefferies LLC
Wells Fargo Securities, LLC
   as Managing Representatives

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

c/o UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

c/o BofA Securities, Inc.
One Bryant Park
New York, New York 10036

c/o Jefferies LLC
520 Madison Avenue
New York, New York 10022

c/o Wells Fargo Securities, LLC
500 West 33rd Street, 14th Floor
New York, New York 10001

Ladies and Gentlemen:

Pershing Square Inc., a Nevada corporation (the “Company”), proposes to issue and deliver to the underwriters named in Schedule A annexed hereto (the “Underwriters”) an aggregate of [●] shares of common stock (the “Firm Shares”), $0.001 par value per share (the “Common Stock”), of the Company, which represents [●] shares of Common Stock for every one hundred common shares of beneficial interest, no par value per share (the “PSUS Shares”), of Pershing Square USA, Ltd., a statutory trust organized under the laws of the State of Delaware  (“PSUS”) and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), issued and sold in its concurrent initial public offering of PSUS Shares (the “PSUS IPO”). In addition, solely for the purpose of covering over-allotments with respect to the PSUS Shares, the Company proposes to grant to the Underwriters the option to acquire from the Company up to an additional [●] shares of Common Stock (the “Additional Shares”) to be delivered on a pro rata basis together with the additional PSUS Shares issued and sold pursuant to the over-allotment option granted in connection with the PSUS IPO. The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Securities.” The Securities are described in the Prospectus which is defined below. Citigroup Global Markets Inc., UBS Securities LLC, BofA Securities, Inc., Jefferies LLC and Wells Fargo Securities, LLC (the “Managing Representatives”) will act as managing representatives for the Underwriters in connection with the issuance and delivery of the Securities.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S‑1 (File No. 333-294165), including the related preliminary prospectus or prospectuses, covering the registration of the delivery of the Securities. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and Rule 424(b) of the Securities Act Regulations (“Rule 424(b)”). The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A(b) is herein called the “Rule 430A Information.” Such registration statement, including the amendments thereto, the exhibits thereto and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means the time as of which this Underwriting Agreement was entered into, which shall be [●] p.m. (New York City time) on the date of this Underwriting Agreement (or such other time as is agreed to by the Company and the Managing Representatives on behalf of the Underwriters).

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time and the most recent preliminary prospectus included in the registration statement on Form S-1 relating to the Securities, in each case, that is distributed to investors prior to the Applicable Time and the information included on Schedule B hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) under the Securities Act Regulations, whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) under the Securities Act Regulations because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule G hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act or Rule 163B of the Securities Act Regulations.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a “written communication” within the meaning of Rule 405.

The offering of the Securities described in this Underwriting Agreement, together with the offering of the PSUS Shares by PSUS, are component parts of a single combined offering (the “combined offering”). In connection with the offering of the PSUS Shares by PSUS, PSUS and the Company have filed with the Commission, in accordance with the Securities Act and with the Investment Company Act, a registration statement on Form N-2 (File Nos. 333-294164  and 811-23932), including a prospectus, relating to the PSUS Shares. In addition, PSUS has filed a Notification of Registration on Form N-8A pursuant to Section 8 of the Investment Company Act. Concurrently with the entry into this Underwriting Agreement, PSUS, Pershing Square Capital Management, L.P., a Delaware limited partnership and investment manager of PSUS (the “Manager”), the Company, as the selling shareholder, the Managing Underwriters (on behalf of the several Underwriters) will enter into an underwriting agreement with respect to the offering of the PSUS Shares (the “PSUS Underwriting Agreement”).

The Company will prepare and file, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), a registration statement (as amended, the “Exchange Act Registration Statement”) on Form 8-A under the Exchange Act to register, under Section 12(b) of the Exchange Act, the class of securities consisting of the Common Stock.

As used in this Underwriting Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Underwriting Agreement, shall in each case refer to this Underwriting Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Underwriting Agreement. The term “or,” as used herein, is not exclusive.

The Company and the Underwriters agree as follows:

1.
Delivery. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, and in connection with, and conditioned upon, the purchase by the Underwriters and sale by the Company of the PSUS Shares pursuant to the PSUS Underwriting Agreement, the Company agrees to deliver to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to acquire from the Company the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case for no consideration additional to that provided pursuant to the PSUS Underwriting Agreement. Such Firm Shares are being delivered to the Underwriters concurrently with the number of PSUS Shares that each Underwriter agreed to purchase in the PSUS IPO. The Company is advised that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the Effective Time as is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus.

In addition, upon the basis of the warranties and representations and subject to the terms and conditions set forth herein, and in connection with, and conditioned upon, the purchase by the Underwriters and sale by PSUS of additional PSUS Shares pursuant to the option granted to the several Underwriters under the PSUS Underwriting Agreement, the Company hereby grants the Underwriters the right to acquire, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be acquired by each of them, all or a portion of the Additional Shares in the same proportion to the Firm Shares delivered for PSUS Shares purchased pursuant to Section 1 of the PSUS Underwriting Agreement as may be necessary to cover over-allotments made in connection with the offering of the PSUS Shares, for no consideration additional to that provided pursuant to the PSUS Underwriting Agreement. This option must be exercised by the Managing Representatives on behalf of the several Underwriters if the option to purchase additional PSUS Shares granted to the several Underwriters under Section 1 of the PSUS Underwriting Agreement is exercised at any time and from time to time on or before the forty-fifth (45th) day following the date hereof. If this option is exercised, the Managing Representatives shall provide written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “Additional Shares Closing Time”); provided, however, that the Additional Shares Closing Time shall not be earlier than the Firm Shares Closing Time (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date of such notice. The number of Additional Shares to be delivered to each Underwriter shall be the number that bears the same proportion to the aggregate number of Additional Shares being acquired as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Shares being acquired (subject, in each case, to such adjustment to eliminate fractional shares as the Managing Representatives may determine).

2.
Payment and Delivery. The Company shall deliver the Firm Shares to the Managing Representatives through the facilities of the Depository Trust Company for the respective accounts of the Underwriters. Such delivery shall be made at a time mutually agreed upon by the parties on the second business day following the date of this Underwriting Agreement (unless another date shall be agreed to by the Company and the Managing Representatives on behalf of the Underwriters). The time at which such delivery is actually made is hereinafter sometimes called the “Firm Shares Closing Time.” The Firm Shares will not be certificated.

Delivery of the Additional Shares shall be made at the Additional Shares Closing Time in the same manner as the delivery for the Firm Shares. The Additional Shares will not be certificated. The Firm Shares Closing Time and the Additional Shares Closing Time are sometimes referred to herein as the “Closing Times.”

For the avoidance of doubt, payment for the Firm Shares and any Additional Shares shall be satisfied by payment of the purchase price for the PSUS Shares purchased by the Underwriters pursuant to the PSUS Underwriting Agreement. Solely for billing and delivery purposes, the Firm Shares and any Additional Shares may be allocated $0.01 per share from the purchase price of the PSUS Shares purchased by the Underwriters pursuant to the PSUS Underwriting Agreement.

3.
Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date of this Underwriting Agreement, as of the Applicable Time, as of the Firm Shares Closing Time and as of each Additional Shares Closing Time, if any, as follows:

(a)
(i)(A) The Registration Statement has heretofore become effective under the Securities Act or, with respect to any Rule 462(b) Registration Statement, will be filed with the Commission and become effective under the Securities Act no later than 10:00 p.m., New York City time, on the date of this Underwriting Agreement; (B) no stop order of the Commission preventing or suspending the use of any preliminary prospectus or of the Prospectus or the effectiveness of the Registration Statement has been issued, no revocation of registration has been issued and no proceedings for such purpose have been instituted, or to the Company’s knowledge are contemplated, by the Commission; and (C) the Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act;

(ii)(A) The Registration Statement complied at the Effective Time, complies as of the Applicable Time and will comply, as amended or supplemented, at the Firm Shares Closing Time, at each Additional Shares Closing Time, if any, and at each and any time of a delivery of Securities by an Underwriter during the period in which a prospectus is required by the Securities Act to be delivered in connection with any delivery of Securities, in all material respects with the requirements of the Securities Act; and (B) each preliminary prospectus and the Prospectus complied or will comply, at the time it was or is filed with the Commission, and the Prospectus complies as of its date and will comply, as amended or supplemented, at the Firm Shares Closing Time, at each Additional Shares Closing Time, if any, and at each and any time of a delivery of Securities by an Underwriter during the period in which a prospectus is required by the Securities Act to be delivered in connection with any delivery of Securities, in all material respects with the requirements of the Securities Act (including, without limitation, Section 10(a) of the Securities Act);

(iii)(A)(1) The Registration Statement as of the Effective Time did not, (2) the Registration Statement (including any post-effective amendment thereto declared or deemed to be effective by the Commission) as of the date hereof does not, and (3) the Registration Statement (including any post-effective amendment thereto declared or deemed to be effective by the Commission), as of the Firm Shares Closing Time and each Additional Shares Closing Time, if any, will not, in each case, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (B) no preliminary prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (C) at no time during the period that begins as of the Applicable Time and ends at the Firm Shares Closing Time did or will the General Disclosure Package, any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, as then amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (D) at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the latest of the Firm Shares Closing Time, the latest Additional Shares Closing Time, if any, and the end of the period during which a prospectus is required by the Securities Act to be delivered in connection with any delivery of Securities did or will the Prospectus, as then amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company does not make any representation or warranty with respect to any statement contained in or omitted from the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of any Underwriter through the Managing Representatives to the Company expressly for use in the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of the Underwriters through the Managing Representatives consists of the information described as such in Section 8(f) hereof; and provided, further, that if any event occurs during any of the periods referred to in clauses (B), (C) or (D) of this Section 3(a)(iii) as a result of which it is necessary to amend or supplement any preliminary prospectus, the General Disclosure Package or the Prospectus, as applicable, in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and such preliminary prospectus, the General Disclosure Package or the Prospectus, as applicable, is amended or supplemented in connection therewith in accordance with Section 4(d) of this Underwriting Agreement, such amendment or supplement shall be deemed, for purposes of this Section 3(a)(iii), to have been made contemporaneously with the occurrence of such event.

(b)
Each Issuer Free Writing Prospectus complies in all material respects with the Securities Act, including the requirements of Rule 433 and has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and does not conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary prospectus or other prospectus deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to any statements contained in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of any Underwriter through the Managing Representatives expressly for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriters through the Managing Representatives consists of the information described as such in Section 8(f) hereof. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Securities.

(c)
Other than the Registration Statement, any preliminary prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule G hereto, each electronic road show and any other written communications approved in writing in advance by the Managing Representatives.

(d)
The Company (i) has not alone engaged in any Testing-the-Waters Communications other than Testing-the-Waters Communications with the consent of the Managing Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A of the Securities Act Regulations or institutions that are accredited investors within the meaning of Rule 501 of the Securities Act Regulations and (ii) except as disclosed to the Managing Representatives and in accordance with the procedures agreed among the Company and the Managing Representatives, has not authorized anyone other than the Underwriters to engage in Testing-the-Waters Communications on its behalf. The Company reconfirms that the Managing Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communication except as set forth on Schedule H hereto. Any individual Written Testing-The-Waters-Communication does not conflict with the information contained in the Registration Statement or the General Disclosure Package and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)
At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(f)
From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any Person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(g)
The Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada; (ii) has full power and authority to conduct all the activities conducted by it, to own or lease all properties and assets owned or leased by it and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; and (iii) is duly licensed and qualified to do business and is in good standing in each jurisdiction where it owns or leases property or in which the conduct of its business or other activity requires such qualification, except where the failure to be so licensed or qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on (A) the business, financial condition or results of operation, or prospects of the Company and its subsidiaries taken as a whole or (B) the ability of the Company to consummate the offering, the transactions contemplated by the PSUS Underwriting Agreement (including but not limited to, the PSUS IPO), or any transaction contemplated by this Underwriting Agreement, the Registration Statement, the General Disclosure Package and the Prospectus ((A) and (B) together, a “Company Material Adverse Effect”).

(h)
Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X), but excluding, for the avoidance of doubt, any Company Fund (as defined below) or its portfolio companies or investments (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing (to the extent such concept exists in the jurisdiction in question) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Company Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or as would not reasonably be expected to result in a Company Material Adverse Effect, all of the issued and outstanding capital stock or partnership or limited liability company interests, as the case may be, of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or partnership or limited liability company interests, as the case may be, of any Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement. “Company Funds” means, collectively, all Funds or other entities, including without limitation, Howard Hughes Holdings Inc., (i) sponsored or promoted by any of the Subsidiaries or (ii) for which any of the Subsidiaries acts as an investment adviser or investment manager, and “Fund” means any collective investment vehicle (whether open-ended or closed-ended) including, without limitation, an investment company, a general and limited partnership, a trust, a company or other business entity organized in any jurisdiction that provides for management fees or performance fees (or other similar profits allocations) to be borne by investors therein.

(i)
The capitalization of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus. The Common Stock conforms in all material respects to the description of it in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. All the issued and outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable. No holder of Securities will be subject to personal liability by reason of being such a holder. The Securities to be issued and delivered to the Underwriters in accordance with this Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters pursuant to this Underwriting Agreement will have been validly issued and will be fully paid and non-assessable, and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

(j)
The Company has full power and authority to enter into this Underwriting Agreement and to perform all of the terms and provisions hereof to be carried out by it and (i) the Underwriting Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and (ii) assuming due authorization, execution and delivery by the other parties thereto, the Underwriting Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to the qualification that the enforceability of the Company’s obligations thereunder may be limited by U.S. bankruptcy, insolvency and similar laws affecting creditors’ rights generally, whether statutory or decisional, and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as enforcement of rights to indemnity thereunder may be limited by federal or state securities laws.

(k)
There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the Securities Act pursuant to this Underwriting Agreement, other than those rights that have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and have been waived. There are no persons with tag along rights or other similar rights to have any securities included in the transaction contemplated by this Underwriting Agreement.

(l)
None of (i) the execution, delivery and performance by the Company of this Underwriting Agreement, (ii) the issuance and delivery by the Company of the Securities as contemplated by this Underwriting Agreement, the Registration Statement, the General Disclosure Package and the Prospectus or (iii) the consummation by the Company of the other transactions contemplated by this Underwriting Agreement (A) conflicts with or will conflict with, or results in or will result in a breach or violation of the articles of incorporation or bylaws of the Company or the organizational documents of any of its Subsidiaries, (B) conflicts with or will conflict with, results in or will result in a breach or violation of, or constitutes or will constitute a default or an event of default under, or results in or will result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries, under the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries may be bound or to which any property or assets of the Company or any of its Subsidiaries is subject or (C) results in or will result in any violation of any order, law, rule or regulation of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Company or any of its Subsidiaries, other than state securities or “blue sky” laws applicable in connection with the acquisition and distribution of the Securities by the Underwriters pursuant to this Underwriting Agreement, except with respect to clauses (A) (in the case of the Subsidiaries), (B) and (C), to the extent that any such breach, violation or contravention would not, singly or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(m)
None of the Company nor any of its Subsidiaries are currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected, except for such breach or default which would not, singly or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(n)
No consent, approval, authorization, notification or order of, or filing with, or the issuance of any license or permit by, any federal, state, local or foreign court or governmental or regulatory agency, commission, board, authority or body or with any self-regulatory organization, other non-governmental regulatory authority, securities exchange or association, whether foreign or domestic, is required for the performance by the Company of all the terms and provisions to be performed by or on behalf of it, in each case, as contemplated by this Underwriting Agreement, the Registration Statement, the General Disclosure Package or the Prospectus, except such as (i) have been obtained and such as may be required (and shall be obtained prior to the commencement of the transactions contemplated by this Underwriting Agreement) under the Securities Act, the Securities Act Regulations or the Exchange Act, and (ii) may be required by the NYSE, the FINRA or under state securities or “blue sky” laws, in connection with the acquisition and distribution of the Securities by the Underwriters pursuant to this Underwriting Agreement.

(o)
Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, no transaction has occurred between or among the Company and any of its officers or directors, stockholders or affiliates or any affiliate or affiliates of any such officer or director or stockholder or affiliate that is required to be described in the Registration Statement, the General Disclosure Package and the Prospectus.

(p)	At the Closing Time, the Securities shall have been approved for listing, subject to official notice of issuance, on the NYSE.

(q)
The accountants who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and supporting schedules included in the General Disclosure Package and the Prospectus are independent public accountants as required by the Securities Act, the Securities Act Regulations and the Public Company Accounting Oversight Board.

(r)
The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, changes in partners’ capital and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”)  applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The supporting schedules, if any, present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(s)
Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or otherwise), business, prospects, management, properties, net assets or results of operations of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business; (ii) none of the Company nor any of its Subsidiaries have incurred any liabilities or obligations, direct or contingent, or entered into any transactions other than those in the ordinary course of its business or incident to its organization; (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of the Company’s capital stock; and (iv) the Company has not incurred any long-term debt, except, in each case, as would not, singly or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(t)
No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to have a Company Material Adverse Effect.

(u)
Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, claim, inquiry, investigation or proceeding affecting the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, now pending, or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which, in each case, would reasonably be expected to have a Company Material Adverse Effect.

(v)
There are no contracts, franchises or other documents that are of a character required to be described in the Registration Statement or Prospectus, or that are required to be filed as exhibits to the Registration Statement, which are not described or filed as required (and the most recent preliminary prospectus that is distributed to investors prior to the Applicable Time contains in all material respects the same description of the foregoing matters contained in the Prospectus); and the statements in the most recent preliminary prospectus that is distributed to investors prior to the Applicable Time and the Prospectus under the heading “Certain U.S. Federal Income Tax Consequences,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(w)
The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations issued by the appropriate Governmental Entities (collectively, “Governmental Licenses”) necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Company Material Adverse Effect.

(x)
No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock or partnership or limited liability company interests, as the case may be, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus.

(y)
Except for stabilization transactions conducted by the Underwriters, the Company has not taken and will not take, directly or indirectly, any action designed or which might be expected to cause or result in, or which will constitute, the unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities in violation of applicable federal securities laws.

(z)
The Company is not required, and upon the issuance and delivery of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(aa)
There are no transfer taxes or other similar fees or charges under federal laws or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Underwriting Agreement or the issuance by the Company or delivery by the Company of the Securities.

(bb)
Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or as would not, singly or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, all United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided in accordance with GAAP. The United States federal income tax returns of the Company through the fiscal year ended December 31, 2024 have been settled and no assessment in connection therewith has been made against the Company. The Company and its Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not reasonably be expected to result in a Company Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Company Material Adverse Effect.

(cc)
Any statistical, demographic or market-related data included in the Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources, and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(dd)
Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of its Subsidiaries or their business, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Company Material Adverse Effect, except, in each case, as set forth in or contemplated in the General Disclosure Package and the Prospectus.

(ee)
Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, each of the Company and each of its Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted. All of the leases and subleases material to the business of the Company and its Subsidiaries, taken as a whole, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the General Disclosure Package or the Prospectus, are in full force and effect, and neither the Company nor any such Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(ff)
Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate rights to use all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where any failure to own or possess such Intellectual Property would not, singly or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any written notice or is not otherwise aware of any claim of infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Company Material Adverse Effect.

(gg)
Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or as would not, singly or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(hh)
The Company and its Subsidiaries and any “employee benefit plan” (as defined under Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) established or maintained by the Company or its Subsidiaries or any affiliate (as defined below), for which the Company or any Subsidiary has liability, are in compliance in all material respects with ERISA and applicable law regarding all such employee benefit plans, except as would not reasonably be expected to have a Company Material Adverse Effect. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of ERISA and the regulations and published interpretations thereunder with respect to a Plan (as defined below), determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company or any of its Subsidiaries; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its Subsidiaries, except, in each case of clauses (i) through (iii) above, as would not, singly or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its Subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Company and its Subsidiaries; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 715-60) of the Company and its Subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Company and its Subsidiaries; (iii) any event or condition that would give rise to a liability to the Company or its Subsidiaries under Title IV of ERISA; or (iv) the filing of a claim by one or more employees or former employees of the Company or any of its Subsidiaries related to their employment, except, in each case of clauses (i) through (iv) above, as would not, singly or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. None of the assets of the Company constitute “plan assets” for the purposes of ERISA or Section 4975 of the U.S. Internal Revenue Code of 1986. For purposes of this paragraph, the term “Plan” means an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) subject to Title IV of ERISA with respect to which the Company or any of its Subsidiaries has any liability.

(ii)
The Company and each of its Subsidiaries taken as a whole maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(jj)
The Company and its Subsidiaries have established and maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within the Company, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established.

(kk)
There has been no failure on the part of the Company and its officers and directors, in their capacities as such, to comply in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”).

(ll)
The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rules 303A.06 and 303A.07(a) of the NYSE Listed Company Manual and/or the audit committee has adopted a charter that satisfies the requirements of Rule 303A.07(c) of the NYSE Listed Company Manual.

(mm)
None of the Company, any of its Subsidiaries, any director or officer of the Company nor, to the Company’s knowledge, any other person acting on behalf of the Company or any of its Subsidiaries including, without limitation, any agent or employee of the Company or any of its Subsidiaries, has in the last five years, directly or indirectly, while acting on behalf of the Company or any of its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any other payment in violation of the FCPA or any other applicable anti-bribery or anti-corruption law. The Company and each of its Subsidiaries has instituted, maintains (or is subject to) and enforces, and will continue to maintain (or be subject to) and enforce policies and procedures reasonably designed to promote and ensure compliance with applicable anti-bribery and anti-corruption laws.

(nn)
The operations of the Company and its Subsidiaries are and have in the last five years been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and any other applicable provisions of statutes, rules, and regulations related to the prevention of money laundering and terrorist financing issued, administered or enforced by any governmental agency, as well as any guidelines issued by any governmental agency thereunder (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(oo)
Since April 24, 2019, the Company, each of its Subsidiaries, and all of their respective directors, officers, employees, and, to the knowledge of the Company, employees and agents (in each case in their roles as such) have been in compliance with all applicable economic and financial sanctions and trade embargo laws and regulations including those administered, enacted or enforced by the United States, the United Nations Security Council, the European Union, any European Union member state, the United Kingdom, and any other government entity with jurisdiction over the Company or its Subsidiaries (collectively, “Sanctions”). Since April 24, 2019, neither the Company nor any of its Subsidiaries has conducted, directly or indirectly, any business (i) with or in any country or territory that is itself the subject or target of any Sanctions (at the time of this Agreement, Iran, Cuba, North Korea, and the Crimea, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic regions of Ukraine, and the non-government controlled oblasts of Zaporizhzhia and Kherson (each a “Sanctioned Jurisdiction”)); or (ii) with any person (individual, entity, or governmental body) subject to Sanctions, including any person (x) appearing on any Sanctions-related list of restricted parties; (y) any person located, organized, or resident in a Sanctioned Jurisdiction; or (z) any person directly or indirectly owned fifty percent or more or controlled, individually or in the aggregate, by one or more persons described in the foregoing clauses (x) and/or (y) (each of the foregoing persons described in clauses (x), (y) and/or (z), a “Sanctioned Person”), in each case in violation of applicable Sanctions. Neither the Company or any of its Subsidiaries, nor any of their respective directors, officers, employees, or, to the knowledge of the Company, agents is a Sanctioned Person. The Company and each of its Subsidiaries have in place controls reasonably designed to ensure compliance with applicable Sanctions. Neither the Company nor any of its Subsidiaries has since April 24, 2019 (i) made any voluntary, directed or involuntary disclosure to any governmental body with respect to any alleged act or omission relating to any non-compliance with any Sanctions, (ii) been the subject of any actual or threatened investigation, inquiry or enforcement proceeding for a violation of Sanctions, or (iii) received any notice, request, penalty, or citation from a governmental authority for any actual or potential non-compliance with Sanctions. Neither the Company nor any of its Subsidiaries will directly or knowingly indirectly use the proceeds of the PSUS IPO, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with or involving any Sanctioned Person in violation of Sanctions, (ii) to fund or facilitate any activities of or business in or involving any Sanctioned Jurisdiction in violation of Sanctions or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(pp)
The Company’s and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases  (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, in each case, to the knowledge of the Company, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants except as would not reasonably be expected to, singly or in the aggregate, have a Company Material Adverse Effect. The Company and its Subsidiaries implement and maintain commercially reasonable controls, policies, procedures and technological safeguards designed to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and personal, personally identifiable or regulated data comprising personal data (“Personal Data”) collected, used or otherwise processed by them or on their behalf in connection with their businesses and, to the knowledge of the Company, except as disclosed in the Registration Statement, General Disclosure Package and Prospectus, there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same, in each case, except as would not reasonably be expected to, singly or in the aggregate, have a Company Material Adverse Effect. The Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, approved and released policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(qq)
The issuance and delivery of the Securities by the Company as described in each of the Registration Statement, the General Disclosure Package and the Prospectus will not violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System.

(rr)	The Company has obtained for the benefit of the Underwriters the agreement (a “Lock Up Agreement”) in the form of Schedule E hereto, of those individuals listed on Schedule F hereto.

(ss)
All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its subsidiaries, their respective officers and directors in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA’s conduct rules is true, complete and correct in all material respects.

(tt)
All of the warranties and representations of each of the Company and the Manager contained in Section 3 and Section 4 of the PSUS Underwriting Agreement are true and accurate, in the case of representations and warranties which are qualified as to materiality, and true and correct in all material respects, in the case of representations and warranties that are not so qualified, on and as of the date hereof with the same force and effect as if made on the date hereof, except for such representations and warranties that speak as of a specific time other than the date hereof (which are true and correct in all material respects as of such date and time).

In addition, any certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Securities pursuant to this Underwriting Agreement shall be deemed to be a representation and warranty by the Company, as applicable, as to matters covered thereby, to each Underwriter.

4.	Agreements of the Parties.

(a)
If the registration statement relating to the Securities has not yet become effective, the Company will promptly file the Prospectus in a form approved by the Managing Representatives, if not previously filed, with the Commission, and will use its commercially reasonable best efforts to cause such registration statement to become effective and, as soon as the Company is advised, will advise the Managing Representatives when the Registration Statement or any amendment thereto has become effective. If it is necessary for a post-effective amendment to the Registration Statement, or a Rule 462(b) Registration Statement, to be filed with the Commission and become effective before the Securities may be delivered, the Company will use its commercially reasonable best efforts to cause such post-effective amendment or such Rule 462(b) Registration Statement to be filed in a form approved by the Managing Representatives and become effective as soon as possible. The Company will promptly advise the Managing Representatives and, if requested by the Managing Representatives, will confirm such advice in writing, when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed and of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A , the Company will file the Prospectus pursuant to Rule 424(b) in a form approved by the Managing Representatives as promptly as practicable, but no later than the second business day following the earlier of the date of this Underwriting Agreement or the date the Prospectus is first used after the Effective Time. If the Registration Statement has become effective and the prospectus contained therein does not so omit such information, the Company will file the Prospectus pursuant to Rule 424(b) in a form approved by the Managing Representatives as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Time or the commencement of the public offering of the Securities after the Effective Time. In either case, the Company will provide the Managing Representatives satisfactory evidence of the filing. The Company will not file with the Commission any Prospectus or any other amendment (except any post-effective amendment which is filed with the Commission after the later of (i) one year from the date of this Underwriting Agreement or (ii) the date on which distribution of the Securities is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing Representatives a reasonable time before its filing and the Managing Representatives have not objected to it in writing within a reasonable time after receiving the copy.

(b)
For the period of three years from the date hereof, the Company will advise the Managing Representatives promptly (i) of the issuance by the Commission of any stop order in respect of the Company; (ii) of the initiation or threatening in writing of any proceedings for, or receipt by the Company of any written notice with respect to, any suspension of the qualification of the Securities for delivery in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus or other prospectus in respect of the Securities or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; and (iii) of receipt by the Company, or any representative or attorney of the Company, of any material request from the Commission to amend or supplement the Registration Statement or the Prospectus. The Company will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus or other prospectus related to the Securities, and, if any such order is issued, to obtain its lifting as soon as practicable.

(c)
If not delivered prior to the date of this Underwriting Agreement, the Company will deliver to the Managing Representatives, without charge, a signed copy of the Registration Statement, the Exchange Act Registration Statement and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (i) one year from the date of this Underwriting Agreement or (ii) the date on which the distribution of the Securities is completed) to either the Registration Statement or the Exchange Act Registration Statement (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (i) one year from the date of this Underwriting Agreement or (ii) the date on which the distribution of the Securities is completed) (excluding exhibits) as the Managing Representatives may reasonably request. The copies of the Registration Statement, the Exchange Act Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)
During such period as a prospectus is required under the Securities Act to be delivered by an underwriter or a dealer, the Company will deliver, without charge, to the Managing Representatives, the Underwriters and any dealers, at such office or offices as the Managing Representatives may designate, as many copies of each preliminary prospectus and the Prospectus as the Managing Representatives may reasonably request, and if any event occurs during such period as a result of which it is necessary to amend or supplement the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Securities Act, the Company promptly will notify the Managing Representatives of such event and prepare, submit to the Managing Representatives, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Managing Representatives will furnish to the Company) to whom Securities may have been delivered by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in such Prospectus, as so amended or supplemented, will not, in the light of the circumstances under which they were made, be misleading and will comply with the Securities Act. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 5 hereof.

(e)
The Company will make generally available to holders of the Company’s securities, as soon as practicable (which may be satisfied by filing on EDGAR), an earnings statement, if applicable (which need not be audited), satisfying the provisions of the last paragraph of Section 11(a) of the Securities Act and, at the option of the Company, Rule 158 under the Securities Act Regulations.

(f)
If the transactions contemplated by this Underwriting Agreement are consummated, the Company shall pay all costs and expenses incident to the performance of its obligations under this Underwriting Agreement, including, but not limited to, costs and expenses of or relating to  the preparation, printing and filing of the Registration Statement and exhibits to it, any preliminary prospectus, the General Disclosure Package, the Prospectus, each Issuer Free Writing Prospectus and all amendments and supplements thereto,  the issuance of the Securities, the registration or qualification, if any, of the Securities for offer and delivery under the securities or “blue sky” laws of any applicable jurisdictions, including the fees and disbursements, if any, of counsel for the Underwriters in that connection, and the preparation and printing of any preliminary and supplemental “blue sky” memoranda, if any, the furnishing (including costs of design, production, shipping and mailing) to the Underwriters and dealers of copies of each preliminary prospectus relating to the Securities, the Prospectus, each Issuer Free Writing Prospectus and all amendments or supplements to the Prospectus, and of the other documents required by this Section to be so furnished, the filing requirements of FINRA in connection with its review of the underwriting arrangements, if any, including filing fees paid by counsel (but not the legal fees), all transfer taxes, if any, with respect to the delivery of the Securities by the Company to the Underwriters,  the listing of the Securities on the NYSE and the transfer agent for the Securities; provided that (A) the Company or PSUS and each Underwriter shall pay its own costs and expenses relating to the attendance at any road show or other informational meeting relating to the Company, (B) each Underwriter shall pay the costs and expenses of any internal promotional or informational materials relating to the Company, other than any Issuer Free Writing Prospectus, prepared by such Underwriter in connection with the offering of the Securities, (C) the Underwriters shall pay the costs and expenses of any “tombstone” announcements relating to the offering of the Securities and (D) except as expressly provided in this Section 4(f) and subject to the terms of any existing agreement among the Company and the Managing Representatives, the Underwriters shall pay their own costs and expenses, including fees and disbursements of their counsel and stock transfer taxes on resale of any of the shares of Common Stock by them.

(g)
If the transactions contemplated by this Underwriting Agreement are not consummated, except as otherwise provided herein and subject to the terms of any existing agreement to which the Company or any of its subsidiaries, may be party along with the Managing Representatives , no party will be under any liability to any other party, except that (i) if this Underwriting Agreement is terminated by (A) the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 6 hereof) or (B) the Managing Representatives or the Underwriters because of any inability, failure or refusal on the part of the Company to comply with any terms of this Underwriting Agreement or because any of the conditions in Section 5 are not satisfied, the Company or the Company’s affiliates or PSUS or PSUS’s affiliates will reimburse the Underwriters for all out-of-pocket expenses (including the reasonably incurred fees, disbursements and other charges of their counsel) incurred by them in connection with the proposed delivery of the Securities (provided, however, that the Company shall not be liable for any loss of anticipated profits or speculative or consequential or similar damages for such termination) and (ii) no Underwriter who has failed or refused to acquire the Securities agreed to be acquired by it under this Underwriting Agreement, in breach of its obligations pursuant to this Underwriting Agreement, will be relieved of liability to the Company and the other Underwriters for damages occasioned by its default.

(h)
For a period of six months after the date of the Prospectus, the Company will not, without the prior consent of the Managing Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, the Commission a registration statement under the Securities Act relating to, any equity securities of the Company or any securities convertible into or exercisable or exchangeable for any equity securities of the Company, or publicly disclose the intention to undertake any of the foregoing, or (ii) enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of any equity securities of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, except, in each case as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and without limitation the Company may issue and deliver the Additional Shares on exercise of the option provided for in Section 1 hereof. The foregoing sentence shall not apply to (A) the Securities to be delivered hereunder or securities issued, transferred, redeemed or exchanged in connection with the Reorganization Transactions described in the Prospectus, (B) the Securities or any such substantially similar securities to be issued pursuant to any incentive plan and any long-term incentive awards disclosed in the General Disclosure Package, (C) the Securities in respect to tax withholding payments due upon the exercise, vesting and/or settlement, as applicable, of any long-term incentive awards disclosed in the General Disclosure Package, (D) the Securities or any such substantially similar securities to be transferred as a bona fide gift or gifts, including to charitable organization transferees or recipients, provided that, in the case of this clause (D), each recipient of such Securities or substantially similar securities shall execute and deliver to the Managing Representatives a lock-up agreement substantially to the effect set forth in Schedule E, and (E) the Securities or any such substantially similar securities to be issued upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Underwriting Agreement.

(i)
The Company shall use its best efforts to cause the Securities to be listed on the NYSE prior to the date the Securities are issued, subject only to official notice of the issuance thereof, and comply with the rules and regulations of such exchange.

(j)
As soon as legally required to do so, the Company and its directors and officers, in their capacities as such, shall take all actions reasonably necessary to comply with any applicable provisions of the Sarbanes-Oxley Act, including Sections 302 and 906 related to certifications.

(k)	The Company will not receive any proceeds from the offering of the Securities.

(l)
The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the unlawful stabilization or manipulation of the price of any security of the Company to facilitate the delivery or resale of the Securities.

(m)
The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and delivery under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Managing Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(n)
The Company agrees that, unless it obtains the prior written consent of the Managing Representatives, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Managing Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule G hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Managing Representatives. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Managing Representatives as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Managing Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(o)
If at any time following the distribution of any Written Testing-the-Waters Communication, any event occurs as a result of which such Written Testing-the-Waters Communication would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances existing at that subsequent time not misleading, the Company will (i) notify promptly the Managing Representatives so that use of the Written Testing-the-Waters Communication may cease until it is amended or supplemented; (ii) amend or supplement the Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission; and (iii) supply any amendment or supplement to the Managing Representatives in such quantities as may be reasonably requested.

(p)
The Company will promptly notify the Managing Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Securities within the meaning of the Securities Act and (b) completion of the six-month restricted period referred to in Section 4(h) hereof.

(q)
The Company, during the period when a Prospectus relating to the Securities is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations.

(r)
The Company will cause the Manager to comply with the agreements of the Manager as set forth in Section 6 of the PSUS Underwriting Agreement, and the Underwriters will severally and not jointly comply with the agreements of the Underwriters as set forth in the PSUS Underwriting Agreement.

5.
Conditions of the Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy on the date of this Underwriting Agreement, as of the Applicable Time and as of each of the Closing Times, of the representations and warranties of the Company in this Underwriting Agreement, to the accuracy and completeness of all statements made by the Company or any of its officers in any certificate delivered to the Managing Representatives pursuant to this Underwriting Agreement, to performance by the Company of its obligations under this Underwriting Agreement and to the satisfaction (or waiver in writing by the Managing Representatives on behalf of the Underwriters) of each of the following additional conditions:

(a)
The Registration Statement must have become effective by 5:30 p.m., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representatives consent to in writing. The Prospectus must have been filed in accordance with Rule 424(b).

(b)
No order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representatives.

(c)
Since the dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as of the date of this Underwriting Agreement, (i) there must not have been any material adverse change in the Common Stock or any material adverse change in the liabilities of the Company and its Subsidiaries except as set forth in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus; (ii) there must not have been any material adverse change in the condition (financial or otherwise), earnings, business affairs, business prospects, management, properties, net assets or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company or its Subsidiaries, taken as a whole, as set forth in or contemplated by the Registration Statement, the General Disclosure Package or the Prospectus; (iii) the Company and its Subsidiaries, taken as a whole, must not have sustained any loss or interference with their respective business from any court or from any legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence not described in the Registration Statement, the General Disclosure Package and the Prospectus; and (iv) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement, the General Disclosure Package or the Prospectus or any statement or information omitted in the Registration Statement, the General Disclosure Package or the Prospectus that should be reflected therein in order to make the statements or information therein (in the case of the General Disclosure Package and the Prospectus, in the light of the circumstances under which they were made), not misleading; if, in the judgment of the Managing Representatives (other than a defaulting Underwriter under Section 9 hereof), any such development referred to in clause (i), (ii), (iii) or (iv) of this paragraph (c) is material and adverse so as to make it impracticable or inadvisable to consummate the delivery of the Securities to the public on the terms and in the manner contemplated by the General Disclosure Package.

(d)
The Managing Representatives must have received as of each Closing Time a certificate, dated such date, of (1) the Chief Executive Officer, President or a Vice-President and (2) the Controller, Treasurer, Assistant Treasurer, Chief Financial Officer or Chief Accounting Officer of the Company certifying (in their capacity as such officers) that:

(i)
the signers have carefully examined the Registration Statement, the most recent preliminary prospectus that is distributed to investors prior to the Applicable Time, the Prospectus and this Underwriting Agreement,

(ii)	the representations of the Company (with respect to the certificates from such Company officers) in this Underwriting Agreement are accurate on and as of the date of the certificate,

(iii)
there has not been any material adverse change in the condition (financial or otherwise), earnings, business affairs, business prospects, management, property, net assets or results of operations of the Company or its Subsidiaries, taken as a whole, since the dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, which change would adversely affect the ability of the Company to fulfill its obligations under this Underwriting Agreement, whether or not arising from transactions in the ordinary course of business,

(iv)
no order suspending the effectiveness of the Registration Statement, prohibiting the delivery of any of the Securities or otherwise having a material adverse effect on the Company has been issued and no proceedings for any such purpose are pending before or, to the actual knowledge of such officers, threatened by the Commission, and

(v)
the Company has performed all of its respective agreements that this Underwriting Agreement requires it to perform by such Closing Time (to the extent not waived in writing by the Managing Representatives).

(e)
The Managing Representatives must have received on the date of this Underwriting Agreement, dated such date, and as of each Closing Time, dated as of the date thereof, a certificate of the Company, signed by the Chief Financial Officer of the Company, with respect to certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus in form and substance reasonably satisfactory to the Managing Representatives.

(f)
The Managing Representatives must have received as of each Closing Time the opinions dated as of the date thereof substantially in the form of Schedules C-1, C-2 and D to this Underwriting Agreement from the counsel identified in each such Schedules.

(g)
The Managing Representatives must have received as of each Closing Time from Skadden, Arps, Slate, Meagher & Flom LLP an opinion dated as of the date thereof with respect to the Company, the Securities, the Registration Statement and the Prospectus and this Underwriting Agreement in a form reasonably satisfactory in all respects to the Managing Representatives. The Company must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

(h)
The Managing Representatives must have received on the date of this Underwriting Agreement a signed report from Ernst & Young LLP and KPMG LLP, dated such date, and in form and substance satisfactory to the Managing Representatives containing statements and information of the type ordinarily included in accountants’ reports with respect to the financial information of the Company and Howard Hughes Holdings Inc., as applicable, contained in the Registration Statement, the General Disclosure Package and the Prospectus. The Managing Representatives also must have received from Ernst & Young LLP and KPMG LLP a report, as of each Closing Time, dated as of the date thereof, in form and substance satisfactory to the Managing Representatives, to the effect that they reaffirm the statements made in the earlier report, except that the specified date referred to shall be a date not more than three business days prior to such Closing Time.

(i)
The Managing Representatives shall have received on and as of the Firm Shares Closing Time or the Additional Shares Closing Time, as the case may be, satisfactory evidence of the good standing of the Company and its Subsidiaries from the office of the Secretary of State of the State of Nevada, the State of Delaware and the State of New York, as applicable, in each case in writing or any standard form of telecommunication.

(j)
The Managing Representatives have received the Lock Up Agreements, each substantially in the form of Schedule E hereto, of those individuals listed on Schedule F hereto, and such agreement shall be in full force and effect at each Closing Time.

(k)	At the Closing Time, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(l)	FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(m)
Since the execution of this Underwriting Agreement, there shall not have been any decrease in or withdrawal of the rating of any securities of the Company or any of its Subsidiaries by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(n)
At the Firm Shares Closing Time and at each Additional Shares Closing Time (if any) counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and delivery of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained.

(o)
Concurrently with the Firm Shares Closing Time and each Additional Shares Closing Time, the Company shall have furnished to the Managing Representatives evidence reasonably satisfactory to the Managing Representatives of the closing of the PSUS IPO.

(p)
Each condition precedent to the Underwriters’ obligations set forth in Section 6 of the PSUS Underwriting Agreement shall have been satisfied or waived by the person with the authority to give such waiver (other than any such conditions which by their nature are to be satisfied at the applicable Closing Time or the applicable delivery of PSUS Shares or any additional PSUS Shares, but subject to the satisfaction or waiver of those conditions at such Closing Time or such delivery of PSUS Shares or any additional PSUS Shares).

All opinions, letters, reports, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters; provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.

6.	Termination. This Underwriting Agreement may be terminated by the Managing Representatives by notifying the Company at:

(a)	such date and time as the PSUS Underwriting Agreement has been terminated in accordance with its terms;

(b)
any time as of or before any Closing Time if, in the sole reasonable judgment of the Managing Representatives, delivery of any Securities is rendered impracticable or inadvisable because (i) trading in the equity securities of the Company is suspended by the Commission or by the principal exchange that lists the Securities, (ii) trading in securities generally on the NYSE, NYSE American or the NASDAQ Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (iii) additional material adverse governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (iv) a general banking moratorium has been established by U.S. federal or New York authorities or (v) if there has occurred (A) any material adverse change in the financial or securities markets in the United States or the international financial markets, (B) any material adverse change in the political, financial or economic conditions in the United States, (C) any outbreak of hostilities or escalation thereof or other calamity, terrorist activity, crises or any change or development involving a prospective change in national or international political, financial or economic conditions or (D) declaration by the United States of a national emergency or war or other calamity shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Managing Representatives, impracticable or inadvisable to market the Securities on the terms and in the manner contemplated by the Prospectus; or

(c)
any time as of or before any Closing Time, if any of the conditions specified in Section 5 with respect to such Closing Time have not been fulfilled when and as required by this Underwriting Agreement, and the Managing Representatives shall have given the Company notice thereof and a reasonable opportunity to fulfill such condition.

7.
Substitution of Underwriters. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of the PSUS Underwriting Agreement) to purchase any of its allocation of PSUS Shares and PSUS and the Managing Representatives make arrangements in accordance with the provisions of Section 8 of the PSUS Underwriting Agreement, any such substitute underwriter shall accept the number of Securities corresponding to the number of PSUS Shares agreed to be sold to such substitute underwriter. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of this Underwriting Agreement) to accept as of any Closing Time the Securities agreed to be delivered as of such Closing Time to such Underwriter or Underwriters, the Managing Representatives may find one or more substitute underwriters to acquire such Securities or make such other arrangements as the Managing Representatives deems advisable, or one or more of the remaining Underwriters may agree to acquire such Securities in such proportions as may be approved by the Managing Representatives, in each case upon the terms set forth in this Underwriting Agreement. If no such arrangements have been made within 36 hours after the date of such Closing Time, and

(a)
the number of Securities to be acquired by the defaulting Underwriters as of such Closing Time does not exceed 10% of the Securities that the Underwriters are obligated to accept as of such Closing Time, each of the nondefaulting Underwriters will be obligated to acquire such Securities on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

(b)
the number of Securities to be acquired by the defaulting Underwriters as of such Closing Time exceeds 10% of the Securities to be accepted by all the Underwriters as of such Closing Time, the Company will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representatives to acquire such Securities on the terms set forth in this Underwriting Agreement.

Upon the occurrence of the circumstances described in the foregoing paragraph (b), either the Managing Representatives or the Company will have the right to postpone the date of the applicable Closing Time for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement, the General Disclosure Package or the Prospectus) may be effected by the Managing Representatives and the Company. For the avoidance of doubt, the Closing Time with respect to the Securities shall only be postponed to the same date and time set for the delivery and sale of the corresponding PSUS Shares pursuant to the PSUS Underwriting Agreement. If the number of Securities to be acquired as of such Closing Time by such defaulting Underwriter or Underwriters exceeds 10% of the Securities that the Underwriters are obligated to acquire as of such Closing Time, and none of the nondefaulting Underwriters or the Company makes arrangements pursuant to this Section 7 within the period stated for the acquisition of the Securities that the defaulting Underwriters agreed to acquire, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Company except as provided in Sections 4(g) and 8 hereof. Any action taken under this Section will not affect the liability of any defaulting Underwriter to the Company or to any nondefaulting Underwriters arising out of such default. A substitute underwriter will become an Underwriter for all purposes of this Underwriting Agreement.

8.	Indemnity and Contribution.

(a)
The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, the directors, members, managers, officers, employees, agents and affiliates and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon an omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) arises out of or is based upon an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any road show or any “issuer information” filed or required to be filed pursuant to Rule 433(d)  (as any of the foregoing may be amended or supplemented) or arises out of or is based upon an omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except with respect to either of the foregoing clause (i) and (ii) insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriters furnished in writing by or on behalf of any Underwriter to the Company expressly for inclusion in the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any road show or any “issuer information” filed or required to be filed pursuant to Rule 433(d) (it being understood and agreed that the only such information furnished by or on behalf of any Underwriters consists of the information described as such in Section 8(f) hereof) or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any roadshow or any issuer information filed or required to be filed pursuant to Rule 433(d) or necessary to make such information (with respect to such preliminary prospectus, the General Disclosure Package and the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any roadshow or any “issuer information” filed or required to be filed pursuant to Rule 433(d) in the light of the circumstances under which they were made) not misleading.

If any action, suit or proceeding (together, a “Proceeding”) is brought against an Underwriter or any person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any Underwriter or any such person or otherwise except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them, which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events the reasonably incurred and documented out-of-pocket fees and expenses of such counsel shall be borne by the Company. It is understood that in no event shall the Company be liable for the fees and expenses of more than one separate firm, in addition to any local counsel retained for the purposes of advising on any laws other than those of the forum (but no more than one separate local counsel for each such forum), for all indemnified parties pursuant to this Section 8(a) in relation to a particular Proceeding. The Company shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any person in respect of which indemnity may be sought against the Company from and against any loss or liability by reason of such settlement to the extent provided in this Section 8. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(b)
Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, and each of its Subsidiaries and its and their stockholders, partners, managers, members, trustees, directors and officers, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons (each, a “Company Party”) from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation), which, jointly or severally, such Company Party may incur under the Securities Act, the Exchange Act, common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon an untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriters furnished in writing by or on behalf of any Underwriter to the Company expressly for use in the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus as set forth in Section 8(f) hereof, or arises out of or is based upon an omission or alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus or necessary to make such information (with respect to any preliminary prospectus, the General Disclosure Package and the Prospectus, in the light of the circumstances under which they were made) not misleading.

If any Proceeding is brought against a Company Party in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, such Company Party shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to such Company Party or otherwise except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. Each applicable Company Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the applicable Company Party, unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them, which are different from, additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events the reasonably incurred and documented out-of-pocket fees and expenses of such counsel shall be borne by such Underwriter. It is understood that in no event shall such Underwriter be liable for the fees and expenses of more than one separate firm, in addition to any local counsel retained for the purposes of advising on any laws other than those of the forum (but no more than one separate local counsel for each such forum), for all indemnified parties pursuant to this Section 8(b) in relation to a particular Proceeding. No Underwriter shall be liable for any settlement of any Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the applicable Company Party from and against any loss or liability by reason of such settlement to the extent provided in this Section 8. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(c)
If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsections (a) and (b) of this Section 8 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, PSUS and the Manager on the one hand and the Underwriters on the other hand from the offering of the PSUS Shares and the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, PSUS and the Manager on the one hand and of the Underwriters on the other in connection with the statements or omissions, which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, PSUS and the Manager on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the PSUS IPO (net of underwriting discounts and commissions but before deducting expenses) received by PSUS and the total underwriting discounts and commissions received by the Underwriters in the PSUS IPO bear to the aggregate public offering price of the PSUS Shares. The relative fault of the Company, PSUS and the Manager on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, PSUS or the Manager or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any reasonably incurred and documented out-of-pocket legal fees or expenses incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d)
The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 8(c) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the fees and commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

(e)
The indemnity and contribution agreements contained in this Section 8 and the covenants, warranties and representations of the Company contained in this Underwriting Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, the directors, members, managers, officers, employees, agents and affiliates or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, each of its Subsidiaries, or their stockholders, partners, advisers, members, trustees, directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Underwriting Agreement or the issuance and delivery of the Securities. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s directors or officers in connection with the issuance and delivery of the Securities, or in connection with the Registration Statement or Prospectus.

(f)
The Company acknowledges that the statements in the Prospectus with respect to the names and addresses of the Underwriters and number of shares of Common Stock allocated for delivery to such Underwriters, the selling concessions and reallowances of selling concessions, the statements regarding stabilization, penalty bids and syndicate short selling, and the statements regarding electronic delivery of prospectuses, all as described under the caption “Underwriting” in the General Disclosure Package and the Prospectus, constitute the only information furnished in writing by or on behalf of any Underwriter through the Managing Representatives to the Company expressly for inclusion in the Registration Statement, the General Disclosure Package or the Prospectus (as amended or supplemented). The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of each of the Underwriters severally for use in the General Disclosure Package or the Prospectus.

(g)
No indemnified party shall be entitled to recover any amount pursuant to this Section 8 in respect of any loss, damage, expense, liability or claim (including the reasonable cost of investigation) to the extent such indemnified party has already recovered in respect of such loss, damage, expense, liability or claim (including the reasonable cost of investigation) pursuant to the PSUS Underwriting Agreement or any other agreement between any indemnifying party and the indemnified party or any affiliate thereof.

9.
No Fiduciary Relationship. The Company hereby acknowledges and agrees that the Underwriters are acting solely as underwriters in connection with the delivery of the Securities contemplated by this Underwriting Agreement. The Company further acknowledges and agrees that the Underwriters are acting pursuant to a contractual relationship created solely by this Underwriting Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of such delivery of the Securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Underwriting Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company and the Underwriters agree that each Underwriter is acting solely as principal and is not the agent or fiduciary of the Company in connection with the transactions contemplated by this Underwriting Agreement and no Underwriter has assumed, and no Underwriter will assume, any advisory or fiduciary responsibility in favor of the Company with respect to the transactions contemplated by this Underwriting Agreement or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company on other matters). The Company acknowledges and agrees that the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Underwriting Agreement and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company in connection with the transactions contemplated by this Underwriting Agreement or any matters leading up to such transactions.

10.
Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, email: [redacted], UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Syndicate, c/o BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention: [●] / [●] (email: [redacted]), Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: General Counsel, and Wells Fargo Securities, LLC, 500 West 33rd Street, 14th Floor, New York, New York 10001, Attention: [●]; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 787 Eleventh Avenue, 9th Floor, New York, NY 10019, Attention: Chief Legal Officer (email: [redacted]).

11.
Governing Law; Construction. This Underwriting Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Underwriting Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Underwriting Agreement have been inserted as a matter of convenience of reference and are not a part of this Underwriting Agreement.

12.
Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Underwriters each consent to the jurisdiction of such courts and personal service with respect thereto. EACH OF THE UNDERWRITERS, THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS AND AFFILIATES) WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATING TO THIS UNDERWRITING AGREEMENT. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

13.
Parties at Interest. The Underwriting Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 8 hereof the controlling persons, stockholders, partners, members, trustees, managers, directors, officers, employees, agents and affiliates referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser of Securities from any of the Underwriters, in such capacity as purchaser) shall acquire or have any right under or by virtue of this Underwriting Agreement.

14.
Counterparts. This Underwriting Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Underwriting Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Underwriting Agreement will constitute due and sufficient delivery of such counterpart.

15.
Successors and Assigns. This Underwriting Agreement shall be binding upon the Underwriters and the Company and any successor or assign of any substantial portion of the Company’s or any of the Underwriters’ respective businesses and/or assets, as the case may be.

16.	Recognition of the U.S. Special Resolution Regimes.

(a)
In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Underwriting Agreement, and any interest and obligation in or under this Underwriting Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Underwriting Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)
In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Underwriting Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Underwriting Agreement were governed by the laws of the United States or a state of the United States.

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below, whereupon this letter and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.

Very truly yours,

PERSHING SQUARE INC.

By:
Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

CITIGROUP GLOBAL MARKETS INC.

By:
Title:

UBS SECURITIES LLC

By:
Title:

By:
Title:

BOFA SECURITIES, INC.

By:
Title:

JEFFERIES LLC

By:
Title:

WELLS FARGO SECURITIES, LLC

By:
Title:

SCHEDULE A

Underwriters	Number of Securities
Citigroup Global Markets Inc.	[ ]
UBS Securities LLC	[ ]
BofA Securities, Inc.	[ ]
Jefferies LLC	[ ]
Wells Fargo Securities, LLC	[ ]
[ ]	[ ]
Total	[ ]

Schedule A-1

SCHEDULE B

Pricing Terms

1.            The Company is delivering [●] shares of Common Stock.
2.
To acquire, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be acquired by each of them, all or a portion of the Additional Shares in the same proportion to the Firm Shares delivered for PSUS Shares purchased pursuant to Section 1 of the PSUS Underwriting Agreement as may be necessary to cover over-allotments made in connection with the offering of the PSUS Shares, for no consideration additional to that provided pursuant to the PSUS Underwriting Agreement.

3.
The initial public offering price per share for the PSUS Shares shall be $50.00 and investors in the PSUS IPO will receive, for no additional consideration, 20 shares of Common Stock for every 100 PSUS Shares purchased.

Schedule B-1-1

SCHEDULE E

FORM OF LOCK UP AGREEMENT

Pershing Square Inc.

Public Offering of Common Stock

Dated as of [ ], 2026

Citigroup Global Markets Inc.
UBS Securities LLC
BofA Securities, Inc.
Jefferies LLC
Wells Fargo Securities, LLC
   as Managing Representatives

c/o  Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

c/o UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

c/o BofA Securities, Inc.
One Bryant Park
New York, New York 10036

c/o Jefferies LLC
520 Madison Avenue
New York, New York 10022

c/o Wells Fargo Securities, LLC
500 West 33rd Street, 14th Floor
New York, New York 10001

Ladies and Gentlemen:

This agreement is being delivered to you in connection with the underwriting agreement dated [●], 2026 (the “Underwriting Agreement”) among Pershing Square Inc., a Nevada corporation (the “Company”), and BofA Securities, Inc., Citigroup Global Markets Inc., UBS Securities LLC, Jefferies LLC and Wells Fargo Securities, LLC (the “Managing Representatives”), as representatives of a group of underwriters (the “Underwriters”), relating to a proposed underwritten public offering of common stock (the “Common Stock”) of the Company.

Schedule E-1

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Common Stock will confer upon the undersigned in its capacity as a securityholder and/or an officer, director, affiliate, associate or employee of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is the 180th day after the date of the Underwriting Agreement (such period, the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Managing Representatives, directly or indirectly:

(i)           offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or

(ii)          enter into any swap or other agreement, arrangement, hedge or transaction that transfers into another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any transaction described in clause (i) or (ii) above is to be settled by the delivery of Common Stock, other securities, in cash or otherwise (any such transaction, a “Transfer”), or publicly announce any intention to do any of the foregoing.

Notwithstanding the foregoing, the undersigned may, without the prior written consent of the Managing Representatives, Transfer any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock:

(1)          if the undersigned is a natural person, as a bona fide gift or gifts or by will, by intestate succession or pursuant to a so-called “living trust” or other revocable trust established to provide for the disposition of property on the undersigned’s death, in each case to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, or as a bona fide gift or gifts to a charity or educational institution;

(2)          if the undersigned is a corporation, partnership, limited liability company or other entity, to a stockholder, partner, member, or other equityholder, as the case may be, of such corporation, partnership, limited liability company or other entity if, in any such case, such Transfer is not for value;

Schedule E-2

(3)          to a corporation, partnership, limited liability company or other entity that is a controlled or managed affiliate of the undersigned;

(4)          if the undersigned is a grantor-retained annuity trust, to the grantor of such trust or to a trust to which a transfer would be permissible under clause (1) above if made by such grantor;

(5)          to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (1) through (4) above;

(6)          pursuant to an order of a court or regulatory agency;

(7)          from an executive officer to the Company or its subsidiaries upon death, disability or termination of employment, in each case, of such executive officer;

(8)          (a) to the Company pursuant to the exercise, in each case on a “cashless” or “net exercise” basis, of any option to purchase shares of Common Stock granted by the Company pursuant to any employee benefit plans or arrangements described in the General Disclosure Package which are set to expire during the Lock-Up Period, where any shares of Common Stock received by the undersigned upon any such exercise will be subject to the terms of this agreement or (b) for the purpose of satisfying any withholding taxes (including estimated taxes) due as a result of the exercise of any option to purchase shares of Common Stock or the vesting of any awards granted by the Company pursuant to employee benefit plans or arrangements described in the General Disclosure Package which are set to expire or automatically vest during the Lock-Up Period, in each case on a “cashless” or “net exercise” basis, where any shares of Common Stock received by the undersigned upon any such exercise or vesting will be subject to the terms of this agreement, provided that, any required filing under the Exchange Act or other public filing, report or announcement shall clearly indicate in the footnotes thereto the circumstances of such transaction;

(9)          the pledge, hypothecation or other granting of a security interest in shares of the Common Stock or securities convertible into or exchangeable for shares of the Common Stock to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such shares of Common Stock, provided that the undersigned shall provide the Managing Representatives prior written notice informing them of any public filing, report or announcement with respect to such pledge, hypothecation or other grant of a security interest;

(10)          the entry into a trading plan established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided that in the case of this clause (9), sales under any such trading plan may not occur during the Lock-Up Period; or

(11)        sales, transfers or other dispositions pursuant to a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock that has been entered into by the undersigned prior to the date hereof of which the Managing Representatives have received notice;

Schedule E-3

provided, however, that in the case of any Transfer described in clause (1), (2), (3), (4), (5) or (7) above, it shall be a condition to the Transfer that (A) the transferee executes and delivers to the Managing Representatives, acting on behalf of the Underwriters, not later than one business day prior to such Transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to the Managing Representatives, (B) in the case of a Transfer pursuant to clause (1) above, if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), reporting a reduction in beneficial ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock by the undersigned during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that such Transfer is not a Transfer for value and that such Transfer is being made as a gift, by will or intestate succession or pursuant to a so-called “living trust” or other revocable trust established to provide for the disposition of property on the undersigned’s death, as the case may be and (C) in the case of a Transfer pursuant to clause (1), (2), (3), (4), (5) or (6) above, no voluntary filing with the Securities and Exchange Commission or other public report, filing or announcement shall be made in respect of such Transfer during the Lock-Up Period (for the avoidance of doubt, no filing or amendment to a filing under Section 13(d) of the 1934 Act shall be considered voluntary); if any such reports or filings shall be required, (a) the undersigned shall provide the Managing Representatives prior written notice informing them of such report or filing and (b) except in the case of a Disclosed Transfer (defined below), such report or filing shall disclose that such donee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein. For purposes of this paragraph, “immediate family” shall mean any relationship by blood, marriage or adoption not more remote than the first cousin.

Notwithstanding the foregoing, the following Transfers of any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock shall not require prior written consent of the Managing Representatives and it shall not be a condition to any such Transfer that any transferee execute and deliver to the Managing Representatives a written agreement in substantially the form of this agreement if such transferee is not a director or officer of the Company and is not otherwise subject to the reporting requirements of Section 16(a) of the 1934 Act:  (i) any Transfer by Pershing Square Partner Group, LLC to any of its members or by any such member to Pershing Square Partner Group, LLC in accordance with the terms of any compensation arrangements described in the General Disclosure Package, and (ii) any Transfer by the undersigned to the Company in accordance with the terms of the contribution arrangements described in the General Disclosure Package (in each case, a “Disclosed Transfer”).

Prior to engaging in any transaction or taking any other action that is subject to the restrictions imposed by this agreement at any time during the period from and including the date of this agreement, the undersigned will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period has expired.

Schedule E-4

The undersigned further agrees that (i) it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to the registration under the Securities Act of 1933, as amended, of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, and (ii) the Company may, with respect to any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period.

If the undersigned is an officer, director or employee of the Company, the Managing Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a Transfer of Common Stock or other securities, it will notify the Company of the impending release or waiver. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a Transfer not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this agreement to the extent and for the duration that such terms remain in effect at the time of the Transfer. The undersigned acknowledges and agrees that the Managing Representatives may elect whether or not to grant any such release or waiver in its sole and absolute discretion.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if applicable), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of Common Stock actually occurs depends on a number of factors, including market conditions.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Immediately Follows]

Schedule E-5

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

Print Name:

Schedule E-6

SCHEDULE F

PERSONS SUBJECT TO LOCK-UP

1.	Pershing Square Partner Group, LLC
2.	William A. Ackman
3.	Ryan Israel
4.	Ben Hakim
5.	Michael Gonnella
6.	Halit Coussin
7.	David Coppel Calvo
8.	Kerry Murphy Healey
9.	Orion Hindawi
10.	Marco Kheirallah
11.	Nicholas M. Lamotte

Schedule F-1

SCHEDULE G

ISSUER FREE WRITING PROSPECTUS

Issuer General Use Free Writing Prospectuses

1.	Letter to Investors from William A. Ackman, dated March 10, 2026, filed with the Commission pursuant to Rule 433 on March 10, 2026
2.	X Post by @BillAckman, dated March 10, 2026, filed with the Commission pursuant to Rule 433 on March 10, 2026
3.	[Electronic Road Show, dated [ ], 2026, filed with the Commission pursuant to Rule 433 on [ ], 2026]

Schedule G-1

SCHEDULE H

WRITTEN TESTING-THE-WATERS COMMUNICATION

[____]

Schedule H-1